COMMUNITY BANK SHARES OF INDIANA, INC.




                                  April 2, 2001



Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of Community Bank Shares of Indiana, Inc. The meeting will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 15, 2001 at 1:00 p.m., Eastern Daylight Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials. A buffet lunch will be served from 11:30 a.m. until12:45 p.m., in the meeting room, so please plan on joining us for something to eat before the meeting begins.

          It is important that your shares be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will ensure that your vote is counted if you are unable to attend. Your continued support of and interest in Community Bank Shares of Indiana, Inc., is greatly appreciated.

                                          Sincerely,

                                          /S/ James D. Rickard
                                          James D. Rickard
                                          President and Chief Executive Officer

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                             101 West Spring Street
                            New Albany, Indiana 47150
                                 (812) 944-2224

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 15, 2001

--------------------------------------------------------------------------------

     Community Bank Shares of Indiana, Inc. will hold its Annual Meeting of Stockholders at the Koetter Woodworking Forest Discovery Center, which is located at 533 Louis Smith Road, Starlight, Indiana, on Tuesday, May 15, 2001, at 1:00 p.m., Eastern Daylight time. The purposes of the Annual Meeting are:

(1) To elect one director for a one year term and four directors for a three-year term;

(2) To ratify the appointment by the Board of Directors of Crowe Chizek and Company LLP, as the Company's independent auditors for the fiscal year ending December 31, 2001; and

(3) To transact such other business as may properly come before the meeting or any adjournment of the meeting. Management is not aware of any other such business.

     Stockholders of record at the close of business on March 7, 2001 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS



                                                /S/ Pamela P. Echols
                                                Pamela P. Echols
                                                Secretary

New Albany, Indiana
April 2, 2001
-------------------------------------------------------------------------------
It is important that your shares be represented at the Annual Meeting regardless of the number you own. Even if you plan to be present, please complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to its exercise.

                     COMMUNITY BANK SHARES OF INDIANA, INC.
                      ------------------------------------

                                 PROXY STATEMENT
                      ------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 15, 2001

    Our Annual Meeting of Stockholders will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 15, 2001 at 1:00 p.m., Eastern Daylight Time.

     We are sending you this proxy statement because the Board of Directors of Community Bank Shares of Indiana, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement is first being mailed on or about April 2, 2001 to stockholders of record as of the close of business on March 7, 2001.

     As used in this proxy statement, the terms the "Company", "we" and "our" refer to Community Bank Shares of Indiana, Inc., an Indiana corporation.


                               VOTING INFORMATION

     Voting by proxy. Stockholders may vote at the Annual Meeting in person or by proxy. You can vote your shares by proxy by signing, dating and mailing the enclosed proxy card. If you use the enclosed proxy card to vote, your shares will be voted in accordance with the instructions you provide on the proxy card. If you sign and return the proxy card without providing contrary instructions, your proxy will be voted

|X| for the nominees for director as described in this proxy statement, and |X| for the ratification of the appointment of Crowe Chizek and Company LLP as our independent accountants for 2001, and |X| to transact such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies.

The proxies being solicited may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

    Revoking a proxy. You may revoke or change your proxy at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation (Pamela P. Echols, Secretary, Community Bank Shares of Indiana, Inc., 101 W. Spring Street, New Albany, Indiana 47150); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person.

     Voting rights. Only stockholders of record at the close of business on March 7, 2001 will be entitled to vote at the Annual Meeting. On March 7, 2001, there were approximately 2,527,107 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

     Quorum and votes required. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The five nominees receiving the most votes will be elected directors. The proposal to ratify the appointment of the Company's independent auditors will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting.

     Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and, thus, will have no effect on the vote for the election of directors or the proposal to ratify the appointment of our independent auditors.


                  INFORMATION ABOUT THE NOMINEES FOR DIRECTOR,
                        DIRECTORS AND EXECUTIVE OFFICERS


Election of Directors

     Our Articles of Incorporation provide for a classified Board of Directors. The Board of Directors is divided into three classes which are as equal in number as possible. The directors in each class serve for a term of three years, and one class is elected annually. At the Annual Meeting, you will be asked to elect four directors for a term to expire at the annual meeting of stockholders to be held in 2004 and one director for a term to expire at the annual meeting of stockholders to be held in 2002.

    C. Thomas Young, Robert J. Koetter, Sr., Gary L. Libs, and Kerry M. Stemler are currently serving as directors in the class whose term expires at the Annual Meeting, and they have been nominated for election as directors at the Annual Meeting for a term extending until our 2004 annual stockholders' meeting. James
D. Rickard was appointed a director when he joined the Company to succeed Michael Douglas as our President and Chief Executive Officer. Mr. Rickard has been nominated for election as a director at the Annual Meeting, for a term extending until our 2002 annual meeting of stockholders. Each of the nominees has agreed to serve as a director if elected. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of these nominees. If any of them should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.


Nominees and Directors

     The following biographies show the age and principal occupations during the past five years of each of the nominees for director and each director whose term continues beyond the Annual Meeting. The biographies also show any directorships held with any other public company or any registered investment company, and tenure as a director of our subsidiary banks. Ages are shown as of March 7, 2001.

      Each of the directors is also a director of one or more of our subsidiary banks, Community Bank of Southern Indiana ("Community Bank"), Heritage Bank of Southern Indiana ("Heritage Bank") and/or Community Bank of Kentucky.


          Nominees for Director for Three -Year Terms Expiring in 2004


     Robert J. Koetter, Sr. (Age 68)
>> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from 1991 to 1995.
>>      Director of Community Bank since 1990.
>> An owner of the Koetter Construction Company, Floyds Knobs, Indiana, since 1955.

     Gary L. Libs (Age 49)
>> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from 1991 to 1995.
>>      director of Community Bank since of 1989.
>> president and chief executive officer of Libs Paving Co., Inc., Floyds Knobs, Indiana since 1972.
>>      president  and  chief   executive   officer  of  Asphalt   Supply  Co.,
        Jeffersonville, Indiana, since 1992.

     Kerry M. Stemler (Age 43)
>>       Director of the Company since 1997.
>>       Director of Community Bank since 1994.
>> president of KM Stemler Co., Inc., a construction company, located in New Albany, Indiana, since 1981.
>>       Owner of KM Stemler Trucking, Inc., which is located in New Albany,
         Indiana.

     C. Thomas Young (Age 57)
>> chairman of the board of the Company since its formation in 1994, having previously served as a director and the chairman of Community Bank Shares, MHC from 1991 to 1995.
>>       Director  (since  1985)  and  Chairman  of the  Board  (since  1991) of
         Community Bank.
>>       Director of Heritage Bank since its formation in 1996.
>>       Director of Community Bank of Kentucky since 1998.
>> Partner in the law firm of Young, Lind, Endres & Kraft, attorneys at law, New Albany, Indiana (which serves as our general counsel), since 1968.
>> Partner in Shea and Young, a real estate investment company located in New Albany, Indiana, since January 1993.


            Nominee for Director for One -Year Term Expiring in 2002

     James D. Rickard (Age 47)
>>       Director, President and Chief Executive Officer of the Company since
         2000.
>>       Director, President and Chief Executive Officer of Community Bank
         since 2000.
>>       Director of Heritage Bank since 2000.
>>       Director of Community Bank of Kentucky since 2000.
>> Formerly Director, President and Chief Executive Officer of the Union Planters Bank which is located in Corbin, Kentucky (previously known as First National Bank of Corbin and Southeast Bancorp.)

The Board of Directors recommends that you vote FOR election of the nominees for director.


             Members of the Board of Directors Continuing in Office

                      Directors Whose Terms Expire in 2002

     Steven R. Stemler  (Age 40)
>>       Director of the Company since 1997.
>>       Director of Heritage Bank since 1996.
>> president of Stemler and Sons, Inc., a plumbing supply business located in Jeffersonville, Indiana.
>> president of Stemler Irrigation, Inc., which is also located in Jeffersonville.

     Dale L. Orem (Age 62)
>>       Director of the Company since 1997
>>       Chairman of the Board of Heritage Bank since its formation in 1996.
>>       Former mayor of Jeffersonville, Indiana.
>> Recently retired as a member of the officiating team for the National Football League.
>> Owner, Director, and President of The Locker Room, a sporting goods store located in Jeffersonville, Indiana.
>>       Director, Integrity Capital Corp.

                      Directors Whose Terms Expire in 2003

James W. Robinson (Age 66)
>> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from 1991 to 1995.
>>       Director of  Community Bank since 1987.
>> chairman and director of Caldwell Tanks, Inc., a tank manufacturer, since 1986.

>> Director and Secretary of Stemwood Corp., a manufacturer of lumber and veneer, since 1989.
>>       Director of Robinson Nugent, Inc.,  since 1987.
>>       Director and Chairman of Caldwell Group, Ltd., since 1986.
>>       Director and Secretary of SCI Broadcasting, Inc., since 1991.
>>       Director and Secretary of Sunnyside Communications, Inc., since 1981.
>>       Director of Caldwell Energy and Environmental, Inc., since 1995.
>>       Director and Chairman of Niemco Fabricators, Inc., since 1996.
>> Director, President, and Chairman of 16th Street Associates, Inc., since 1996.

     Timothy T. Shea  (Age 57)
>> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from 1991 to 1995.
>>       Director of Community Bank since 1986.
>> Formerly president and chief operating officer of Vermont American Corp., a manufacturer and marketer of power tool accessories and home storage products located in Louisville, Kentucky, retired December 30, 2000.
>> Partner in Shea and Young, a real estate investment company located in New Albany, Indiana, since January, 1993.

     Gordon L. Huncilman  (Age 44)
>>       Director of the Company since 1997.
>>       Director of Community Bank since 1994.
>> Associated with Bert R. Huncilman & Son, Inc., a manufacturing company located in New Albany, Indiana, since 1978, most recently as president.
>>       Director of Rauch, Inc., since September, 1997.

      Kerry M. Stemler and Steven R. Stemler are cousins. As discussed at page 14 below, Mr. Rickard serves as our President and Chief Executive Officer pursuant to an employment agreement which has a two year term that expires in August 2002, subject to annual extensions. Our employment agreement with Mr. Orem, pursuant to which he acts as chairman of our subsidiary, Heritage Bank, is discussed at page 14.


Board Meetings and Committees

     Regular meetings of the Board of Directors of the Company are held on a monthly basis. The Board of Directors of the Company held a total of 15 meetings during the year ended December 31, 2000. All of the directors attended at least 75% of all the meetings of the Company Board of Directors and the committees on which they served during the year ended December 31, 2000.

     The Board of Directors of the Company has a standing Executive Committee, Audit Committee and Compensation Committee. The following table shows the current membership of these Board committees:


                               Executive            Audit           Compensation
   Gordon L. Huncilman                                X
   Robert J. Koetter, Sr.
   Gary L. Libs                                       X                   X
   Dale L. Orem
   James D. Rickard                X
   James W. Robinson                                  X                   X
   Timothy T. Shea                 X                  X                   X
   Kerry M. Stemler                                                       X
   Steven R. Stemler                                                      X
   C. Thomas Young                 X                                      X

      The Executive Committee has the authority to exercise the powers of the Board of Directors of the Company in the intervals between meetings of the Board and meets as necessary to oversee the business of the Company. The Executive Committee met 2 times in 2000.

     The Audit Committee is composed entirely of directors who are independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' Listing standards. The Audit Committee assists the Board of Directors in overseeing the integrity of the Company's financial statements, its compliance with legal and regulatory requirements and the independence and performance of its internal and external auditors. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors for the Audit Committee and is attached as Appendix A to this Proxy Statement. The Audit Committee met 7 times during 2000.

The Compensation Committee is responsible for establishing the compensation and compensation policies for key executive officers. The Compensation Committee met 4 times in 2000.

     The Company has not established a nominating committee. Those functions are performed by the full Board of Directors. The Board of Directors met 1 time in its capacity as the nominating committee during 2000. The Board of Directors will consider nominees recommended by stockholders. A stockholder desiring to submit such a recommendation to the Board of Directors should send written notice of the recommendation to the Secretary of the Company at the Company's principal executive offices.

     Article VII.D. of our Articles of Incorporation contains the procedures that must be followed for nominations of directors. Nominations may be made by, or at the direction of, a majority of the Board of Directors or by a stockholder entitled to vote at the annual meeting. To nominate a person for election as a director who is not being nominated by the Board of Directors, a stockholder must comply with the prior notice procedures contained in Article VII.D. of our Articles of Incorporation. These procedures are discussed at page 17 under the heading "Stockholder Proposals and Nominations".

Report of the Audit Committee

    The Audit Committee of the Board of Directors has furnished the following report:

          The Audit Committee assists the Board in overseeing and monitoring the integrity of the Corporation's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee will review and reassess the Charter annually and recommends any changes to the Board for approval.

          Management is responsible for the preparation of the Company's financial statements. The independent auditors are responsible for the review of the financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2000, the Audit Committee:

|X| Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management and Monroe Shine & Co., Inc., the Company's independent auditors at the time of the review.
|X| Discussed with Monroe Shine & Co., Inc. the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct, scope and results of the audit; and

|X| Received written disclosures and the letter from Monroe Shine & Co., Inc. regarding its independence as required by Independence Standards Board Standard No. 1.

      The Audit Committee discussed with Monroe Shine & Co., Inc. their independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and Monroe Shine & Co, Inc., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                              Audit Committee
                                              Timothy T. Shea, Chairman
                                              James W. Robinson
                                              Gordon L. Huncilman
                                              Gary L. Libs
                                              Steven R. Stemler


Executive Officers Who Are Not Directors

     Set forth below is information about our executive officers who do not serve as directors, including their business experience for at least the past five years and their ages as of March 1, 2001. Officers of the Company are elected annually by the Board of Directors for a term of one year and until their successors are elected and qualify.

     M. Diane Murphy, age 51, is a Senior Vice President of the Company, a position she has held since 1996. She served as Vice President of Community Bank from 1989 until November 1994, and as Senior Vice President of Community Bank from November 1994 until April 2000 when she became Chief Human Relations Officer. Ms. Murphy has been affiliated with Community Bank since 1967.

     Stanley L. Krol, age 50, is a Senior Vice President of the Company, a position he has held since 1996. He is a certified public accountant with 26 years of experience in the financial services industry. Prior to joining the Company on March 18, 1996, Mr. Krol was the Chief Operating Officer of Indiana Federal Bank.

     George (Gray) Ball, age 61, is a Senior Vice President of the Company, a position he has held since 1998. He has been in the financial services industry for 34 years, and joined the Company on December 30, 1997. Mr. Ball served as Vice President, Commercial Loans, Regional Loan Manager for PNC Bank prior to joining the Company.

      Patrick Daily, age 41, has served as President, Chief Executive Officer and a director of Heritage Bank since 1998, and served as Senior Vice President prior to that date, from 1997 to 1998. He was appointed as Senior Vice President of the Company in September, 1999. Mr. Daily was employed as Vice President, Commercial Lending, at PNC Bank before joining the Company.

     Paul Chrisco, age 32, was appointed Vice President, Chief Financial Officer of the Company in 2000. Previous to that time, he was Chief Accounting Officer from 1999 to 2000 and Controller from 1997 to 1999. He was employed as Controller at AmBank Indiana before joining the Company.

     Michael L. Douglas, age 58, served as our President and Chief Executive Officer and a director of the Company from May, 1998 until August, 2000 when Mr. Rickard joined the Company as his successor and Mr. Douglas became the Executive Vice President, Chief Operating Officer, and continued as a Director. In October, 2000 Mr. Douglas resigned those positions to serve as a consultant to the Company. Mr. Douglas served as the President and Chief Executive Officer of Community Bank of Southern Indiana from June, 2000 until October, 2000. During his tenure as President and Chief Executive Officer of the Company and Community Bank, Mr. Douglas also served as a Director of Heritage Bank and Community Bank of Kentucky. Mr. Douglas resigned from those directorships in October, 2000.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers, and persons who own more than 10% of our Common Stock (currently there are no such persons) to file with the Company and the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During 2000, the Company believes all required report forms were filed on a timely basis with the exception of the following filings:

                James W. Robinson, Gary L. Libs, James D. Rickard,
                Stanley L. Krol, and George Ball each made one late filing on Form 4 covering one transaction.

                Dale L. Orem made two late filings on Form 4 covering two transactions.

Stock Ownership by Directors and Executive Officers

     The following table shows, as of March 1, 2001, the amount of our Common Stock that is beneficially owned by the members of the Board of Directors and the executive officers of the Company named in the Summary Compensation Table on page 11 and by the directors and executive officers of the Company as a group. To our knowledge, no person was the beneficial owner of more than 5% of the issued and outstanding Common Stock as of that date.


                                             Common Stock Beneficially
Name of Beneficial Owner                        Owned as of March 1, 2001 (1)
-------------------------------------------------------------------------------

Directors:                                       No.                   %
  Gordon L. Huncilman                          3,147(2)                *
   Robert J. Koetter, Sr.                     55,198(3)                2.17%
   Gary L. Libs                               69,455(4)                2.74%
   Dale L. Orem                                2,739(5)                *
   James D. Rickard                              300(6)                *
   James W. Robinson                          45,600                   1.79%
   Timothy T. Shea                            49,699(7)                1.96%
   Kerry M. Stemler                           21,014(8)                *
   Steven R. Stemler                           1,950(9)                *
   C. Thomas Young                            54,027(10)               2.13%
Non-director named executive officers:
   Michael L. Douglas                         14,022(11)               *


Total of all directors and executive officers 330,519                  13.02%
of the Company as a group (16 persons)
-------------------------

* Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, a person is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the shares, or investment power, which includes the power to dispose or direct the disposition of the shares. Each person named in the above table has sole voting power and sole investment power with respect to the indicated shares unless otherwise noted. A person is considered to have shared voting and investment power over shares indicated as being owned by the spouse or the IRA of the spouse of that person.

(2) Includes 1,726 shares held in Mr. Huncilman's IRA, and 1,421 shares held in his spouse's IRA.

(3)   All of such shares are owned jointly by Mr. Koetter and his spouse.

(4)   Includes 14,255 shares owned jointly by Mr. Libs and his spouse.

(5)   Includes 1,500 shares owned jointly by Mr. Orem and his spouse.

(6)   All of such shares are owned jointly by Mr. Rickard and his spouse.

(7)   Includes 13,248 shares owned jointly by Mr. Shea and his spouse.

(8) Includes 12,676 shares owned jointly by Mr. Kerry M. Stemler and his spouse, 2,731 shares held in Mr. Kerry M. Stemler's IRA and 1,607 shares held in his spouse's IRA.

(9) All of such shares are owned jointly by Mr. Steven R. Stemler and his spouse.

(10) Includes 1,360 shares owned jointly by Mr. Young and his spouse, 20,474 shares held in Mr. Young's IRAs and 200 shares held in his spouse's IRA.

(11) Mr.Douglas resigned as Executive Vice President and Director of the Company on October 24, 2000. Includes 100 shares held in his spouse's IRA, 4,154 shares held by Mr. Douglas and his spouse as custodians for their grandchildren's stock, and 9,768 shares held in trust or in Mr. Douglas' IRA. This total includes 2,000 shares that are not fully vested and may be subject to forfeiture. Mr. Douglas does not have investment powers over those 2,000 shares.

Messrs. Young, Robinson, and Shea serve as trustees of the Community Bank Shares of Indiana, Inc. Employee Stock Ownership Plan (ESOP). Under the ESOP, the trustees must vote all shares held in the ESOP which have been allocated to participating employees' accounts in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given.

Report of the Compensation Committee

     The Compensation Committee of the board of directors has furnished the following report:

     The Compensation Committee's goal is to establish a compensation package, consisting of salary, bonus, stock options and other employee benefits that is competitive in the marketplace and provides an incentive to meet and exceed individual and corporate performance goals. The Compensation Committee is also responsible for the awarding of stock grants and options under the Community Bank Shares of Indiana, Inc. Stock Incentive Plan, which was adopted in 1997.

     In determining senior management compensation levels, including base salaries and performance bonuses, the Compensation Committee reviewed the performance of each senior officer against various objectives and financial performance targets such as: income, expenses, asset quality, operating margins, return on assets and return on equity. The Committee places significant weight on the recommendations of the Chief Executive Officer, however, the Committee also recognizes additional factors such as salaries paid by peers, attainment of non-financial corporate objectives, the retention of highly skilled management, and other factors which act to contribute to shareholder value. Economic conditions and peer group compensation surveys provide additional information to support the compensation planning process.

     Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth. Discretionary annual performance bonuses have been paid based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success. No bonuses were earned for calendar year 2000.

     Mr. Douglas' salary has remained constant for calendar year 2000 with no bonus being paid. Mr. Rickard's salary as Chief Executive Officer was determined and negotiated by the Compensation Committee at the time of his hiring, and he was awarded a $20,000 sign-on bonus, $10,000 of which was payable immediately and $10,000 of which is payable if Mr. Rickard remains employed six months. In addition, Mr. Rickard was granted an option to purchase 12,000 shares of Common Stock under the Company's Stock Incentive Plan.

                                             COMPENSATION COMMITTEE
                                             Timothy T. Shea, Chairman
                                             James W. Robinson, Vice Chairman
                                             Gary L. Libs
                                             C. Thomas Young
                                             Kerry M. Stemler

Executive Compensation

Summary Compensation Table

       The following table summarizes compensation information for the President and Chief Executive Officer of the Company. No other executive officer of the Company had total compensation during 2000 that exceeded $100,000.

                         Long Term Compensation
                                 Awards
                                           Other Annual   Restricted    Shares      All Other
Name and                  Salary    Bonus  Compensation   Stock Awards  Underlying  Compensation
Principal Position   Year ($)       ($)    ($) (1)        ($) (2)       Options(#)  (3)
-------------------------------------------------------------------------------
Michael L. Douglas   2000 $155,769
President and CEO    1999  150,000  20,000                $94,500
until August 2000    1998   87,911                                      20,000

James D. Rickard     2000   71,153  10,000                              12,000      4,163

(1) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company owned vehicles and the payment of memberships dues. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 2000 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Consists of the market value at the time of grant of an award of 6,000 shares under the Company's Stock Incentive Plan (April 27, 1999, with a market value $31,500.) Of the 6,000 shares awarded, 2,000 shares vested immediately at time of grant, and 2000 shares vested April 27, 2000 with a market value of $28,750. The remaining 2000 shares are scheduled to vest April 27, 2001 and had a market value at December 31, 2000 of $28,750. Dividends are received by executive officers on all stock grants, under the Stock Incentive Plan, both vested and unvested.

(3) Consists of amounts allocated, accrued or paid by the Company pursuant to the Company's Profit Sharing 401(k) Plan. The amount of "All Other Compensation" for Mr. Rickard represents relocation expenses ($1,216.70), life insurance and long-term disability premiums ($2,403.20 and $543.10, respectively).


The following table provides information concerning stock options granted to the officers named in the above summary compensation table during 2000 pursuant to the Company's Stock Incentive Plan. No stock appreciation rights were granted during the last fiscal year.


                      OPTION GRANTS IN THE LAST FISCAL YEAR

                   Number of      % of Total                                    Potential Realized Value at
                   Shares         Options                                       Assumed Annual Rates of Stock
                   Underlying     Granted to                                    Price Appreciation for Option
                   Options        Employees in  Exercise Price     Expiration   Term (2)
    Name           Granted (#)    Fiscal Year   ($/share)             Date          5%                 10%
------------------------------------------------------------------------------------------------------------------

James D. Rickard   12,000         23.6%         13.50              (1)          8,100(2)               16,200(2)

(1) This option, granted pursuant to the Stock Incentive Plan, is exercisable as follows: 4,000 shares vested immediately August 15, 2000, 4000 shares vest August 15, 2001 and the remaining 4,000 vest August 15, 2002. vested options may not be exercised more than (i) ten years from the date of the grant of the option or (ii) three (3) months after the date on which the optionee ceases to be employed by the Company and all Subsidiary Companies, unless such period is extended by the board of directors or the plan committee at any time in its discretion in accordance with the plan, and may be exercised during such term only in accordance with the plan and the terms of the agreement.

(2) Potential realizable values calculated based upon the market price of the underlying securities on the date of grant of $13.50.

The following table provides information about options exercised during 2000, and the unexercised options held at December 31, 2000 by the executive officers named in the above summary compensation table. None of the named executive officers exercised any options during 2000, and none of the named executive officers held or exercised stock appreciation rights ("SARS") during 2000. The value of the unexercised options is calculated based on the difference between the exercise price, ($21.00 per share for Mr. Douglas and $13.50 per share for Mr. Rickard), and the price of the Common Stock as of December 31, 2000 as reported by the Nasdaq Small Cap Market automated quotation system ($12.875).


Name                 Number of Shares Underlying      Value of Unexercised In-
                     Unexercised Options at FY-End    the MoneyOptions at FY-End
                     Exercisable/Unexercisable        Exercisable/Unexercisable
-------------------------------------------------------------------------------
Michael L. Douglas      11,000/9,000                  0/0
James D. Rickard         4,000/8,000                  0/0

Compensation of Directors

     Each director of the Company, with the exception of James D. Rickard and Dale L. Orem, receives compensation of $500 for attendance at each regularly scheduled meeting of the Board of Directors and $250 for attendance at any specially called board meeting or any meetings of a committee on which the director serves. Each director also receives fees in a like amount for attendance at any meetings of the boards of directors or committees of our subsidiary banks on which the director serves. The Chairman of the Board of the Company receives an additional fee of $6,000 per month. The Vice Chairman of the Board of the Company receives an additional fee of $200 per month providing he has attended the monthly Company board meeting.

     C. Thomas Young serves as Chairman of the board of directors, however, he is not an employee of the Company. In 2000, Mr. Young received chairman fees totaling $72,000 ($6,000 per month), committee fees in the amount of $3,250, and board fees totaling $24,000 for service as a director of the Company and our subsidiary banks. Mr. Young is a partner in the law firm of Young, Lind, Endres & Kraft. Fees paid by the Company to Young, Lind, Endres & Kraft are reported on page 15 under Compensation Committee Interlocks and Insider Participation. Timothy T. Shea, the Vice Chairman of the Board of Directors, received $2,000 in fees as Vice Chairman of the board of Directors, committee fees in the amount of $2,500, and board fees totaling $10,500 for service as a director of the Company and one of our subsidiary banks. He also received $100 as Chairman of the Audit Committee of the Company and Community Bank of Southern Indiana, each time that those Audit Committees met and he was in attendance at the meeting.

Defined Benefit Pension Plan

     The Company made available to all employees of the Company and its affiliates who had attained the age of 21 and completed one year of service with the Company or its affiliates, a defined benefit non-contributory pension plan. The plan was frozen effective August 31, 1997 and it was terminated for purposes of prospective eligibility.

     The following table sets forth estimated annual benefits payable to a plan participant born in 1940, upon retirement at age 65 under the Company's Pension Plan based upon various levels of compensation and years of service.

                                Years of Service

 Salary          10          15         20      25         30

 $ 20,000     $ 3,000     $ 4,500    $ 5,250 $ 6,000    $ 6,750

 $ 30,000     $ 4,500     $ 6,750    $ 7,875 $ 9,000    $10,125

                       Years of  Service

 Salary          10          15         20      25         30

 $ 50,000     $ 7,825     $11,738    $13,775  $15,813    $17,850

 $ 75,000     $13,200     $19,800    $23,588  $27,375    $31,163

 $100,000     $18,575     $27,863    $33,400  $38,938    $44,475

 $150,000     $29,325     $43,988    $53,025  $62,063    $71,100

The indicated amounts in the above table assume that participants elect the normal retirement form of benefit. Also, the amounts do not reflect the minimum benefit that would affect only those participants who were in the plan before 1994 and whose earnings before 1994 exceeded $150,000.

     Benefits are generally payable under the Pension Plan upon retirement at age 65 based upon an average of an employee's five highest consecutive annual amounts of salary, subject to deduction for social security or other offset amounts. The Pension Plan provides for an early retirement option with reduced benefits for eligible participants who exceed 55 years of age. Employee benefits vest 100% after six years of service. No contribution has been made since 1998.

     At the time of the acquisition of NCF Bank and Trust Co., NCF participated in a multi-employer defined benefit plan. Future enrollment and benefit accruals under the defined benefit plan were frozen in calendar year 1998. Existing excess funding will be divided among and become a part of benefits to the eligible participants.

Employment and Retirement Agreements

     Michael L. Douglas employment agreement. The Company has an employment agreement, effective May 20, 1998, with Michael L. Douglas pursuant to which he was employed as our President and Chief Executive Officer. The employment agreement has an initial term of three years, and is subject to annual extensions thereafter. Mr. Douglas' employment agreement will expire May 20, 2001.

     Under his employment agreement, Mr. Douglas is entitled to a salary of $150,000, which may be increased at the discretion of the Board of Directors from time to time. He is also entitled to health care benefits during the term of the employment agreement and following its expiration, provided his employment is not terminated for cause (as defined in the employment agreement). Unless his employment is terminated for cause, we will provide continued participation in our group health insurance plan for Mr. Douglas and his spouse, at no cost to him or his spouse, until they qualify for coverage under Medicare. If, during this period, Mr. Douglas and/or his spouse are prohibited from participating in our health insurance plan by the terms of the plan or by us for legal or other bona fide reasons, or the plan is discontinued or the benefits under the plan are materially reduced, we will be required to either arrange to provide Mr. Douglas and his spouse with benefits substantially similar to those which he and his spouse would have received under the plan or pay, or reimburse Mr. Douglas for, the cost of the premiums necessary to obtain comparable coverage under a similar plan for the remainder of such period.

     Mr. Douglas is entitled to the following benefits under his employment agreement if there is a Change in Control of the Company (as defined in the employment agreement): a lump sum cash payment equal to three times his base salary (minus one dollar); and continued participation in our group insurance, life insurance, health and accident and disability plans (or substitute arrangements if participation is prohibited, the plans are discontinued or benefits materially reduced) for a period of 36 months from the date of the Change of Control or, if earlier, until the date of Mr. Douglas's full-time employment by another employer who provides substantially similar benefits. These Change in Control benefits will be subject to reduction to the extent they are deemed to constitute "excess parachute payments" within the meaning of
Section 280G of the Internal Revenue Code of 1986, as amended, so that no portion of the payments and benefits will be non-deductible by the Company for federal income tax purposes and subject to an excise tax payable by Mr. Douglas.

     We may terminate our employment agreement with Mr. Douglas with or without cause. Mr. Douglas will be entitled to the following severance benefits under the employment agreement if, prior to a Change in Control of the Company, we terminate his employment without cause, or if he terminates his employment because we have materially breached the employment agreement


and failed to curethe material breach within 15 days after we receive written notice of the breach: cash severance, payable in equal monthly installments, equal to the base salary that Mr. Douglas would have earned over the remaining term of the agreement (assuming no early termination), and continued participation in our group insurance, life insurance, health and accident and disability plans (or substitute arrangements if participation is prohibited, the plans are discontinued or benefits materially reduced) until the earlier of the scheduled expiration date of the employment agreement (assuming no early termination) or the date of Mr. Douglas's full-time employment by another employer who provides substantially similar benefits.

     Mr. Douglas will have no right to continuing compensation or other benefits under his employment agreement for any period after the date of termination if his employment is terminated by us for cause, as a result of his death, disability or retirement, or by him prior to a Change in Control for any reason other than our material breach of the agreement which is not cured.

     A Change in Control is generally defined in the employment agreement to have occurred if: (i ) there is a change of control of 25% or more of the Company's outstanding voting securities and ( ii ) a change in a majority of the directors of the Company occurs during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Dale Orem employment agreement. Community Bank Shares acting for the corporation also has an employment contract with Dale Orem, the chairman of Heritage Bank. Mr. Orem's salary for calendar year 2000 was $85,000. Mr. Orem's employment agreement also entitles him to his vested benefits under the Company's defined benefit plan and a supplement of $500 per month for life.

     Retirement agreements. Robert E. Yates, Chief Executive Officer of the Company, Community Bank, and Heritage Bank, retired effective May 26, 1998. Mr. Yates entered into a five (5) year Retirement Agreement with the Company pursuant to which he receives compensation in the amount of $50,000 per year.

     The Company entered into a three (3) year retirement agreement with Al Bowling, retired CEO of NCF Bank and Trust Co., upon acquisition of NCF Bank and Trust Co., under which Mr. Bowling is entitled to receive $83,333 per year for a term of three years. In addition, Mr. Bowling entered into a supplemental retirement plan with a 10 year term and a monthly benefit in the amount of $822, or $9,864 annually, and a director's retirement agreement with a 10 year term and a monthly benefit of $700 or $8,400 annually.

     James D. Rickard Employment Agreement. The company has an employment agreement, dated July 26, 2000 with James D. Rickard pursuant to which, beginning August 15, 2000, he is employed as our President and Chief Executive Officer. The employment agreement has an initial term of two years, and will be extended each year for an additional year on each annual anniversary of the date of the employment agreement such that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions. Mr. Rickard's salary is $185,000 with a sign-on bonus paid in 2000 in the amount of $10,000.

     During the term of the employment agreement, Mr. Rickard is entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the employer, including life, medical, dental and disability insurance coverage, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors.

      During the term of the Agreement, the Employer shall obtain and maintain term life insurance for Mr. Rickard with a death benefit of a least two (2) times Mr. Rickard's base salary, up to a maximum benefit of $500,000, with such beneficiary as determined by Mr. Rickard.

      During the term of the agreement, the Employer shall provide Mr. Rickard with additional coverage for supplemental long term disability insurance.

      We have the right, at any time upon prior notice of termination, to terminate Mr. Rickard's employment for any reason, including without limitation termination for cause, disability or retirement, and Mr. Rickard has the right, upon prior Notice of Termination, to terminate his employment hereunder for any reason.

      We may terminate our employment agreement with Mr. Rickard with or without cause. Mr. Rickard will be entitled to the following severance benefits under the employment agreement if, prior to a Change in Control of the Company, we terminate his employment agreement without cause, or he terminates his employment because we have materially breached the employment agreement and failed to cure the material breach within fifteen (15) days after we have received written notice of the breach, we will be required to pay to Mr. Rickard, in equal monthly installments beginning with the first business day of the month following the date of termination, a cash severance amount equal to the Base Salary which Mr. Rickard would have earned over the remaining term of his agreement as of his date of termination and continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate in immediately prior to the date of termination. Should Mr. Rickard be prohibited by the terms of the plan or by the employer for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees, we will be required to arrange to provide Mr. Rickard with benefits substantially similar to those which Mr. Rickard would have received had his employment continued throughout such period to the extent such benefits can be provided at a commercially reasonable cost, we shall pay Mr. Rickard that portion of the premiums or other costs of such plans allocable to Mr. Rickard in year prior to the date of termination for the expiration of the remaining term of his employment contract or the date of the executive's full-time employment by another employer.

      A Change in Control is generally defined in the employment agreement to have occurred if: (i) there is a change of control of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company occurs during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.


Compensation Committee Interlocks and Insider Participation

     The law firm of Young, Lind, Endres & Kraft provides legal services to the Company. C. Thomas Young, the Chairman of the Board of the Company and Community Bank, is a partner in Young, Lind, Endres & Kraft. Fees paid by the Company to Young, Lind, Endres & Kraft totaled $61,708 in 2000. In addition, Young, Lind, Endres & Kraft, from time to time, renders legal services in connection with loans extended by our subsidiary banks, the fees for which were paid by the borrowers. Fees for these services paid by our borrowers to the law firm during 2000 totaled $131,576.

     Kerry M. Stemler, a director of the Company and Community Bank, is the owner of KM Stemler Co., Inc., a construction firm. Fees paid by the Company to KM Stemler Co., Inc. totaled $462,041 in 2000.

     Gary L. Libs, a director of the Company and Community Bank, is the owner of Libs Paving Co., Inc. Fees paid by the Company to Libs Paving Co., Inc. totaled $200 in 2000.

     In addition, as discussed in the following paragraph, directors of the Company, including the members of the Compensation Committee (C. Thomas Young, James W. Robinson, Timothy T. Shea, Kerry M. Stemler, and Gary L. Libs), have loans that were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectivity or present other unfavorable features.


Indebtedness of Management

    During 2000 some of the directors and officers of the Company, and other persons and entities with which they are affiliated, were customers of, and had in the ordinary course of business banking transactions with, the Company's subsidiary banks. All loans included in such transactions were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2000, 28 of the Company or its banking subsidiaries directors and executive officers and their related parties each had an aggregate loan balance which amounted to $26,554,196 in the aggregate. All such loans were in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

Other Transactions with Management and Related Parties

     At the time Mr. Rickard was employed as our Chief Executive Officer in July, 2000 and agreed to relocate to New Albany, Indiana, the company purchased the personal residence of James D. Rickard and Yvonne B. Rickard, located at 2099 Poff Lane, Corbin, Kentucky. Based on the appraised value, the company paid $450,000 for the property. The property is currently listed for sale for $475,000.

     Dale L. Orem, a director of the Company and Heritage Bank is the owner of The Locker Room, a sporting goods store. Fees paid by the Company to The Locker Room totaled $3,096 in 2000.

     Steven R. Stemler, a director of the Company and Heritage Bank, is the owner of Stemler Irrigation , Inc. and Stemler Plumbing, Inc. Fees paid by the Company to Stemler Plumbing, Inc., totaled $2,657 in 2000. Fees paid by the Company to Stemler Irrigation, Inc., totaled $300 in 2000.

     The Company intends that all transactions between the Company, its affiliates, and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.



                     RATIFICATION OF APPOINTMENT OF AUDITORS

     On March 1, 2001, the board of directors of the Company determined to engage Crowe Chizek and Company LLP as its independent auditors for the fiscal year ending December 31, 2001 and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. On March 1, 2001, the Company notified Monroe Shine & Co., Inc., who at that time served as the Company's independent auditor, of this determination and that Monroe Shine & Co., Inc. would not be engaged for the fiscal year ending December 31, 2001. The determination to cease the client - auditor relationship with Monroe Shine & Co., Inc. was recommended by the audit committee and approved by the board of directors of the company.

     The report of Monroe Shine & Co., Inc. for the years ended December 31, 2000 and December 31, 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2000 and December 31, 1999, and during the period from December 31, 2000 to March 1, 2001, there were no disagreements between the Company and Monroe Shine & Co., Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company has been advised by Crowe Chizek and Company LLP that neither that firm or any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Both Crowe Chizek and Company LLP and Monroe Shine & Co., Inc. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Crowe Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 2001.

Audit Fees

    The aggregate fees billed by Monroe Shine & Co., Inc. for professional services rendered for the audit of Company's annual financial statements for fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Form 10-Q for that fiscal year were $119,815.


Financial Information Systems Design and Implementation Fees

     Monroe Shine & Co., Inc. did not render any professional services for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

    The aggregate fees billed by Monroe Shine & Co., Inc. for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2000 were $10,965 for tax return preparation services.


                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     Our next annual meeting of stockholders is currently scheduled to be held in May 2002. Under the rules of the Securities and Exchange Commission, any proposal a stockholder seeks to have included in the proxy materials of the Company relating to the next annual meeting of stockholders must be received at our principal executive offices, 101 West Spring St., New Albany, Indiana 47150,
ATTENTION: Pamela P. Echols, Secretary, no later than December 3, 2001. It is urged that any such proposals be sent certified mail, return receipt requested.

     Our Articles of Incorporation contain prior notice requirements for stockholder proposals and nominations.

Stockholders' Proposals

     Stockholder proposals which are not included in the Company's proxy materials may be brought before an annual meeting of stockholders only if the stockholder complies with the notice requirements contained in Article IX.C of the Company's Articles of Incorporation. Under these notice requirements, the stockholder must provide timely written notice of the proposal to the Secretary of the Company. To be timely, the stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. Information that must be included in a stockholder's notice regarding a director nomination is discussed below under the heading "Stockholder Nominations." With respect to other matters, a stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting

o a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
o the name and address, as they appear on the Company's books, of the stockholder proposing such business, o the name and address of any other stockholders known by such stockholder to be supporting such proposal (to the extent known),
o the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and
o any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

To be considered at the next annual meeting of stockholders, a stockholder proposal must be submitted in writing by February 1, 2002. Any proposal submitted after that date will be considered untimely. It will not be properly brought before the meeting and, if raised at the meeting, management proxies would be allowed to use their discretionary voting authority to vote on the proposal even though there is no discussion of the proposal in the Company's proxy statement.

Stockholders' Nominations

     A stockholder must comply with the notice requirements in Article VII.D. of our Articles of Incorporation to nominate a candidate for election as a director who is not a nominee of our Board of Directors. Under this Article, the stockholder must provide timely written notice of the nomination to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no less than (i) with respect to an annual meeting of stockholders, 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting; and (ii) with respect to a special meeting of stockholders at which directors will be elected, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

     Each written notice of a stockholder nomination must set forth:

(1) as to each person whom the stockholder proposes to nominate for election or re-election as a director

    o the name, age, business address and residence address of the proposed nominee,
    o the principal occupation or employment of the proposed nominee, o the class and number of shares of Company stock which arebeneficially owned by the proposed nominee on the date of such stockholder notice, and
    o any other information relating to the proposed nominee that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended, including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of
      Schedule 14A and information which would be required to be filed on
      Schedule 14B with the Securities and Exchange Commission; and

(2) as to the stockholder giving the notice
    o the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and
    o the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the procedures in our Articles of Incorporation.

     The deadline for submitting notice of a nomination by a stockholder of a candidate for election as a director at the next annual meeting of stockholders is February 1, 2002.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this proxy statement. Such Annual Report is not a part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Community Bank Shares Annual Report, on Form 10-K for fiscal year 2000 filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Such written requests should be directed to Pamela P. Echols, Corporate Secretary, Community Bank Shares of Indiana, Inc., P.O. Box 939, New Albany, Indiana 47150. The Form 10-K is not a part of the proxy solicitation materials.


                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

    The following graph sets forth the Company's cumulative stockholder return (assuming reinvestment of dividends) as compared to the Standard and Poor's 500, the Nasdaq Financial Index and the SNL $250,000,000 - $500,000,000 Bank Index over a five-year period beginning December 31, 1995.

                      COMMUNITY BANK SHARES OF INDIANA, INC.

[Chart comparing Community Bank Shares of Indiana, Inc.'s compared to S& P 500, NASDAQ Financial Index, and SN $2500M-$500M Bank Index.]


Index            12/31/95  12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------------------
Community Bank
Shares of In Inc.  100.00     93.68     156.89      98.49     128.10     104.79
S&P 500            100.00    122.86     163.86     210.64     254.97     231.74
NASDAQ Financial
Index *            100.00    128.36     196.31     190.73     189.46     207.03
SNL $250M-$500M
Bank Index         100.00    129.85     224.58     201.12     187.11     180.15


*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2001. Used with permission. All rights reserved. crsp.com.

SNL Securities LC
2001                                                    (804)977-1600

                                   APPENDIX A
                         CHARTER FOR THE AUDIT COMMITTEE
                    OF COMMUNITY BANK SHARES OF INDIANA, INC.

AUTHORITY

         Primary responsibility for Community Bank Shares of Indiana, Inc. (the Company) financial reporting and internal operating controls is vested in senior operating management, as overseen by the Board of Directors (Board). The Audit Committee is a standing committee of the Board established to assist the Board in fulfilling the Board's statutory and fiduciary responsibilities related to these duties.

         The Audit Committee shall have unrestricted access to Company personnel and documents. The Audit Committee will be given the resources (via management or Board directives) necessary to discharge its responsibilities. The Audit Committee will meet on a regular basis and call special meetings as required.

         The committee shall consist of not less than three independent directors, one of whom shall be designated as chairman. The members of the committee shall be appointed by the Board of Directors for a term of three years. The terms will rotate one new member each fiscal year. Members of the committee are eligible for reappointment at the will of the Board. At least one member of the committee shall have knowledge of finance and accounting. The chief financial officer of the Company serves as an ex-officio nonvoting member of the committee.

         The Audit Committee shall be composed of independent directors. An independent director is free from any relationship that could influence his or her judgement as a committee member. An independent director may not be associated with internal management, with a major vendor to, or with a customer of the Company. When independence is impaired through relationships with the Company, the Company's vendors, or the Company's customers, the director must excuse himself from decisions that might be influenced by that relationship. If a member cannot fulfill his or her responsibilities as a committee member, he or she must resign the committee membership.

         The committee shall meet at least three times a year, and more frequently as needs require. Meetings to be held at the convenience of the committee members, but preferably prior to a board meeting. These meetings may include the outside auditors, members of the internal audit group, and other invited parties as necessary for the conduct of the committee's responsibilities.

         The committee will report its activities to the Board on a regular basis.

         The committee shall review this charter annually and propose any recommended changes to the Board.

RESPONSIBILITIES

     The responsibilities of the Audit Committee include, but are not limited to, financial reporting, corporate governance, internal control and other special projects as directed by the Board of Directors.

1.  Financial Reporting

          The Audit Committee must provide assurance that financial disclosures reasonably portray the Company's financial condition, results of operations, plans and long-term commitments. To accomplish this, the Audit Committee will:

         A. Oversee and contract the external financial audit, subject to the approval of the Board of Directors, including:

                  o   Auditor engagement letters.
                  o   Estimated fees.
                  o Timing of auditor's visits. o Coordination with internal auditing. o Monitoring of audit results. o Review of external auditor's performance and independence. o Review of nonaudit professional services.

B.       Review accounting policies and policy decisions.

         C.       Review the financial statements in a timely manner, including:
                  o   Interim financial statements.
                  o Annual financial statements, auditor's opinion and management letters.
                  o Other reports requiring approval by the Board before submission to the Securities and Exchange Commission or other government agencies.

         D. Review the management's discussion and analysis section of the annual report, SEC Form 10-K and SEC Form 10-Q with senior operating management.

         E. Inquire of management and the independent public accountants if there were any significant reporting or operations issues affecting the financial statements that were discussed during the accounting period and, if so, how they were resolved.

         F. Inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

         G. Obtain a notification of issues and responses from management whenever a second opinion is sought from an independent public accountant.

         H. Review the letter of management representations given to the independent public accountants and inquire whether any difficulties were encountered in obtaining the letter.

         I. Determine the open years on federal income tax returns and whether there are any significant items that have been or might be disputed by the Internal Revenue Service and inquire about the status of related tax reserves.

         J. Arrange for periodic reports from management, the independent public accountant and the internal auditor to assess the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board of any other significant matters that may affect the Company.

2.       Corporate Governance

          The Audit Committee must provide reasonable assurance of corporate compliance with pertinent laws and regulations, of ethical conduct in corporate affairs, and of effective controls against employee conflict of interest and fraud. To accomplish this, the Audit Committee will:

         A. Review corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

         B. Review current and pending litigation or regulatory proceedings bearing on corporate governance in which the corporation is a party.

         C. Assure annual compliance with the Company's Conflict of Interest policy. Review significant cases of employee conflict of interest, misconduct, or fraud, as required.

         D. Confirm and assure the independence of the independent accountant and the internal auditor, including a review of management consulting services provided by the independent accountant.

         E. Determine the extent to which the planned audit scope of the independent public accountant and the internal auditor can be relied on to detect fraud or weaknesses in internal controls. Review management's plans to monitor compliance with these internal controls.

         F. Consider and review any difficulties encountered during external and internal audit projects, including any restrictions of scope of work or access to required information.

         G. Consider and review any changes to planned scope of external and internal audit plans.

         H. Review in-house policies and procedures for regular review of officers' expenses and prerequisites, including use of corporate assets.

         I.       Oversight of the internal audit activities:
                  o Require the internal audit department to report annually on the scope of reviews of corporate governance and any significant findings.
                  o Review and approve the internal audit charter that explains the functional and organization framework for providing services to management and to the Audit Committee. This review includes the purpose, responsibility, authority and reporting relationships of the internal audit function.
                  o Review, approve and have veto power over management's appointment, replacement, reassignment or termination of the Company's Director of Internal Auditing.
                  o Review plans and budgets to determine that internal audit objectives and goals, staffing plans, financial budgets and audit schedules provide for adequate support of the Audit Committee's goals and objectives.

          J. Meets as necessary with the Company's general counsel to discuss legal matters that may have significant impact on the Company.

3.       Internal Control

          It is incumbent on the Audit Committee to fulfill its oversight responsibilities without unnecessary or inappropriate intervention with the prerogatives of corporate management. Nevertheless, to carry out its responsibility, the Audit Committee must:

         A. Review, access and monitor the Company's program for evaluation of business risk and of effective internal controls. This program should assure all aspects of procedures and controls, including but not limited to, information systems, data integrity, data security, asset safeguards, fraud and the effective and efficient use of Company resources.

         B. Discuss the Company's program for the internal auditor and the independent public accountant.

         C. Meet privately with the independent public accountants and the Director of Internal Audit to discuss pertinent matters, including quality of management, financial, accounting and internal audit personnel, and to determine if any restrictions have been placed by management on the scope of their examination or if there are other matters that should be discussed with the Audit Committee.

         D. Provide for periodic quality assurance reviews to ensure that the internal auditing function is operating in accordance with the Standards for the Professional Practice of Internal Auditing. Request information on the results of the most recent peer review of external auditors and the nature of any needed corrective measures.

         E. Review different aspects of the Company on a planned basis to ensure a general understanding of the operations and functional areas of the organization.

         F. Review, in detail, the management letters on internal controls prepared by the independent auditors and internal auditors.

         G. Review, in detail, the management responses to management letters of the independent auditors and internal auditors.

         H. Direct special investigations into significant matters brought to the Audit Committee's attention within the scope of its duties.


4.       Special projects as directed by the Board

          Direct special projects appointed to its attention by the Board of Directors.

 ---
| x |  PLEASE MARK VOTES                 REVOCABLE PROXY
|___|  AS IN THIS EXAMPLE       COMMUNITY BANK SHARES OF INDIANA, INC.                                          For   Hold   Except
                                                                                                                ---   ---     ---
             ANNUAL MEETING OF STOCKHOLDERS               1. The election as directors of all nominees listed  |   | |   |   |   |
                       MAY 15, 2001                          below(except as marked to the contrary below):    |___| |___|   |___|

   The  undersigned  hereby  appoints C. Thomas  Young       Nominees for three-year terms expiring in 2004:
and James D. Rickard withfull  powers of  substitution       Robert J. Koetter, Sr., Gary L. Libs, Kerry M. Stemler,
to act, as  attorneys  and proxies for the under-signed,     and C. Thomas Young
to vote all shares of Common Stock of Community Bank Shares  Nominees for one-year term expiring in 2002:
of Indiana,  Inc.,  which the undersigned is entitled to     James D. Rickard
vote at the Annual Meeting of  Stockholders  ("Meeting")
to be  held  at the  Koetter  Woodworking  Forest Discovery         INSTRUCTIONS: To withhold authority to vote for any individual
Center, located in Starlight, Indiana, on May 15, 2001 at           nominee, mark "For All Except" and write that nominee's name in
1:00 p.m. and at any and all adjournments thereof, as follows:      the space provided below.
                                                                    ---------------------------------------------------------------

                                                           2. The ratification of the appointment             For   Hold   Except
                                                              of Crowe Chizek and Company, LLP                 ___   ___     ___
                                                              as auditors for the fiscal year                 |   | |   |   |   |
                                                              ending December 31, 2001.                       |___| |___|   |___|

                                                           PLEASE CHECK BOX IF YOU PLAN TO ATTEND                            ___
                                                           THE MEETING                                      ---->           |   |
                                                                                                                            |---|
                                                           THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
                                                           SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED
Please be sure to sign and date DATE____________ ABOVE. IF ANY OTHER BUSINESS IS
PRESENTED AT SUCH MEETING, THIS PROXY this Proxy in the box below WILL BE VOTED
BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT
_________________________________________________ PRESENT TIME, THE BOARD OF
DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE Stockholder sign above Co-holder(if any) sign above PRESENTED AT THE MEETING.
                                                             When signing as
                                                           attorney, executor,
                                                           administrator trustee
                                                           or guardian, please
                                                           give your full title.
                                                           If shares are held
                                                           jointly, each holder
                                                           should sign.

    Detach above card, sign, date and mail in postage paid envelope provided COMMUNITY BANK SHARES OF INDIANA, INC.





                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Should the above signed be present and elect to vote at the Meeting or at any adjournments thereof and after notification to the Secretary of Community Bank Shares of Indiana, Inc., at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Community Bank Shares of Indiana, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.
   The above signed acknowledges receipt from Community Bank Shares of Indiana, Inc., prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 2, 2001, and audited financial statements.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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